Exhibit 99.1

United Invests Another $15 Million in Electric Flying Taxi Market with Eve

Airline Signs Purchase Agreement for up to 400 eVTOL Aircraft from Eve Aiming to Revolutionize Commuter Experience in Cities Around the World

CHICAGO, September 8, 2022 – United today announced a $15 million investment in Eve Air Mobility and a conditional purchase agreement for 200 four-seat electric aircraft plus 200 options, expecting the first deliveries as early as 2026. This marks another significant investment from United in flying taxis – or eVTOLs (electric vertical take-off and landing vehicle) – that has the potential to revolutionize the commuter experience in cities around the world. Under the terms of the agreement, the companies intend to work on future projects, including studies on the development, use and application of Eve’s aircraft and the urban air mobility (UAM) ecosystem.

“United has made early investments in several cutting-edge technologies at all levels of the supply chain, staking out our position as a leader in aviation sustainability and innovation,” said Michael Leskinen, President of United Airlines Ventures. “Today, United is making history again, by becoming the first major airline to publicly invest in two eVTOL companies. Our agreement with Eve highlights our confidence in the urban air mobility market and serves as another important benchmark toward our goal of net zero carbon emissions by 2050 – without using traditional offsets. Together, we believe our suite of clean energy technologies will revolutionize air travel as we know it and serve as the catalyst for the aviation industry to move toward a sustainable future.”

“United's investment in Eve reinforces the trust in our products and services and strengthens our position in the North American market,” said Andre Stein, co-CEO of Eve. “I am confident that our UAM agnostic solutions, coupled with the global know-how we have been developing at Eve and Embraer’s heritage, are the best fit for this initiative, giving United’s customers a quick, economical and sustainable way to get to its hub airports and commute in dense urban environments. It is an unparalleled opportunity to work with United to advance the US UAM ecosystem, and we look forward to it.”

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United was the first major U.S. airline to create a corporate venture fund, United Airlines Ventures (UAV), designed to support the company’s 100% green commitment to reach net zero emissions by 2050 without the use of traditional offsets. Through UAV, United has led the industry in investments in eVTOL and electric aircraft, hydrogen fuel cell engines, and sustainable aviation fuel. Last month, United gave a $10 million deposit to a California-based eVTOL company for 100 aircraft.

United’s investment in Eve was driven in part by confidence in the potential growth opportunities in the UAM market and Eve’s unique relationship with Embraer, a trusted aircraft manufacturer with a proven track record of building and certifying aircraft over the company’s 53-year history. Critically, their relationship includes access to Embraer’s service centers, parts warehouses and field service technicians, paving the way for a reliable operation. Upon entry into service, United could have its entire eVTOL fleet serviced by Eve’s agnostic service and support operations. Moreover, United joins the consortium led by Eve, which will simulate UAM operations in Chicago from September 12th.

              Rather than relying on traditional combustion engines, eVTOL aircraft are designed to use electric motors, providing carbon-free flights and to be used as 'air taxis' in urban markets. Eve’s design uses conventional fixed wings, rotors and pushers, giving it a practical and intuitive lift-plus-cruise design, which favors safety, efficiency, reliability and certifiability. With a range of 60 miles (100 km), its vehicle has the potential not only to offer a sustainable commute but also to reduce noise levels by 90 percent compared to current conventional aircraft. Eve is also creating a new air traffic management solution designed for the UAM industry to scale safely. This software is intended to perform at the same safety level as Embraer’s existing air traffic management software and expected to be a strategic asset to helping the entire industry grow.

About United

United's shared purpose is "Connecting People. Uniting the World." From our U.S. hubs in Chicago, Denver, Houston, Los Angeles, New York/Newark, San Francisco and Washington, D.C., United operates the most comprehensive global route network among North American carriers. United is bringing back our customers' favorite destinations and adding new ones on its way to becoming the world's best airline. For more about how to join the United team, please visit www.united.com/careers and more information about the company is at www.united.com. United Airlines Holdings, Inc., the parent company of United Airlines, Inc., is traded on the Nasdaq under the symbol "UAL".

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About Eve

Eve is dedicated to accelerating the Urban Air Mobility ecosystem. Benefitting from a start-up mindset, backed by Embraer S.A.’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, comprehensive global services and support network and a unique air traffic management solution. Since May 10, 2022, Eve is listed on the New York Stock Exchange, where its shares of common stock and public warrants trade under the tickers “EVEX” and “EVEXW”. For more information, please visit www.eveairmobility.com.

United Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. These risks, assumptions, uncertainties and other factors include, among others, any delay or inability of United Airlines to realize the expected benefits of the proposed transaction. No forward-looking statement can be guaranteed. Forward-looking statements in this press release should be evaluated together with the many risks and uncertainties that affect United’s business and market, particularly those identified in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections in United’s Annual Report on Form 10-K for the year ended December 31, 2021, as updated by our subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission. The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law or regulation, United undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.

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Eve Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the expectations of Eve Holding, Inc. (“Eve”) with respect to its future performance. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Eve’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Eve.  These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) any delay or inability of Eve or United Airlines to realize the expected benefits of the proposed transaction; (ii) changes in domestic and foreign business, market, financial, political and legal conditions; (iii) risks relating to the uncertainty of the projected financial information with respect to Eve; (iv) the outcome of any legal proceedings that may be instituted against Eve; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) Eve’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) Eve’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) Eve’s ability to successfully develop, obtain certification for and commercialize its aircraft, (x) the effects of competition on Eve’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xi) the impact of the global COVID-19 pandemic and (xii) those factors discussed in Eve’s Registration Statement on Form S-1/A filed on August 25, 2022 under the heading “Risk Factors,” and other documents of Eve filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Eve does not presently know or that Eve currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Eve’s expectations, plans or forecasts of future events and views as of the date of this press release. Eve anticipates that subsequent events and developments will cause Eve’s assessments to change. However, while Eve may elect to update these forward-looking statements at some point in the future, Eve specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Eve’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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